MUNICIPAL INCOME OPPORTUNITIES TRUST III   Two World Trade Center, New York, New
                                           York 10048

LETTER TO THE SHAREHOLDERS

DEAR SHAREHOLDER:

Bond investments have improved steadily since late last year. Progressive tightening of monetary policy by the Federal Reserve Board over the 12 months through February 1995 led to slower economic growth and caused bonds to rally. The trend toward lower interest rates this year was also aided by a 25 basis point reduction in the fed funds rate in July.

MUNICIPAL MARKET CONDITIONS

Long-term municipal bond yields declined 110 basis points from a high of 7.37 percent in November 1994 to 6.27 percent at the end of September 1995, as tracked by The Bond Buyer Revenue Bond Index.* This yield decline corresponded to a 9 percent price increase for callable municipal bonds with 30-year maturities. Similarly, yields on 1-year municipal notes moved from 4.51 percent to 3.96 percent. The yield pickup between 1- and 30-year maturities narrowed by 55 basis points moving from 286 to 231 basis points.

Tax-exempt bonds began the year by outperforming U.S. Treasury bonds, but then deteriorated on a relative basis. The ratio of the Revenue Bond Index yield to the 30-year U.S. Treasury bond yield moved from 89 percent in December 1994 to 84 percent by the end of February 1995. A declining ratio means that municipal bond prices have been stronger than U.S. Treasury prices. In the spring, the municipal market began to discount the risk of comprehensive changes in the tax code created by flat tax rhetoric from Washington. This caused the yield ratio to rise as high as 95 percent. Over the past 10 years long municipal yields have averaged 89 percent of U.S. Treasury yields.

The municipal market continued to experience consolidation in 1995. Municipal underwriting in the first nine months of the year was down 20 percent from the same period in 1994. This change followed a 44 percent drop in volume for all of 1994. Generally, demand for new issues was limited to investors replacing older issues. CS First Boston and Donaldson Lufkin Jenrette withdrew from the municipal business and caused further consolidation.

---------------
* The Bond Buyer Revenue Bond Index is an arithmetic average of the yields of 25 selected municipal revenue bonds with 30-year maturities. Credit ratings of these bonds range from Aa1 to Baa1 by Moody's Investors Service, Inc., and AA+ to A- by Standard & Poor's Corp.

MUNICIPAL INCOME OPPORTUNITIES TRUST III

TAX REFORM

Flat-tax advocates have generated increased publicity for their proposals and have affected the municipal market since early 1995. Most of the discussion on proposed tax-reform measures is based on theoretical concepts, containing broad assumptions and lacking specific detail. Basically, the various plans raise questions about the fairness of changing from a progressive to a regressive tax structure. Low flat-tax rate plans call for the elimination of deductions of mortgage interest, charitable contributions, property taxes, and state and local income taxes. If politicians make tax reform a central issue in the 1996 elections, media coverage will expand from the financial page to the front page. When major tax reform turmoil occurred in 1986, municipal yields briefly exceeded taxable yields.

In addition to the market risk associated with the flat-tax proposals, municipal credits would also be negatively affected. If mortgage interest and property tax deductions were eliminated, municipalities would experience a decline in their property tax base. The loss of state and local income tax deductions would increase the relative economic disadvantage that high-tax states already face. The flat tax represents a shift in tax accountability from the federal to local governments. Taxpayer recognition of the extent of changes under consideration may impede the passage of comprehensive tax reform.

FUND PERFORMANCE

The net asset value (NAV) of Municipal Income Opportunities Trust III (OIC) rose from $9.57 to $9.73 per share during the six-month period ended September 30, 1995. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.285 per share, the Fund's total NAV return was 5.16 percent. OIC's market price on the New York Stock Exchange rose from $8.25 to $8.375 per share during the period. Based on this market price change and reinvestment of dividends, the Fund's total market return for the six-months was 5.00 percent. At the end of September, the Fund had undistributed net investment income totaling $0.158 per share versus $0.109 six months ago. In a subsequent event, the Trustees voted to increase OIC's monthly dividend from $0.0475 to $0.055 per share. The revised dividend more accurately reflects the current earnings of the Fund. OIC's market price began and ended the period at a 14 percent discount to NAV.

PORTFOLIO STRUCTURE

Progress continues in reducing problem loans either not accruing interest or facing restructuring. Three loans representing less than one percent of the Fund's net assets were not accruing income. This compares with five loans totaling 3.5 percent of net assets that were not earning interest in March. An additional seven loans, totaling 11 percent of net assets, are currently accruing income but may have problems meeting future debt service payments.

MUNICIPAL INCOME OPPORTUNITIES TRUST III

As of September 30, 1995, the Fund had net assets in excess of $105 million. The long-term portfolio was diversified among 14 specific municipal sectors and 60 separate credits. The two largest municipal sectors nursing & health related and industrial development/pollution control revenue bonds represented 37 percent of net assets. The average maturity and call protection of the Fund's long-term holdings were 21 and 7 years, respectively. More than 65 percent of the long-term portfolio was non rated.

LOOKING AHEAD

The slower pace of economic growth in 1995 and the Federal Reserve Board's previous interest rate moves have improved bond-market expectations. The decreasing supply of new issues, combined with significant maturities and calls for redemption, should continue to be positive for the municipal market. However, tax reduction proposals are likely to continue to receive publicity and may cloud the outlook for tax-exempt bonds. With long-term municipal securities yielding more than 90 percent of the yield on U.S. Treasuries, the market has already begun the process of discounting the risk that a flat tax may eventually pass.

Among the factors that will determine the Fund's future dividend level are changes in market yields and the redemption or restructuring of older, higher-yield portfolio holdings. The Fund continues to gradually upgrade its portfolio by purchasing more investment-grade bonds than non-rated securities.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the six-month period ended September 30, 1995, OIC purchased and retired 117,100 shares of common stock at a weighted average market discount of 13.389 percent.

We appreciate your ongoing support of Municipal Income Opportunities Trust III and look forward to continuing to serve your investment needs.

Very truly yours,



/s/ CHARLES A. FIUMEFREDDO
---------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL INCOME OPPORTUNITIES TRUST III

PORTFOLIO OF INVESTMENTS September 30, 1995 (unaudited)

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (97.4%)
              General Obligation (0.9%)
$  1,000      New York City, New York, 1994 Ser D.....................................      5.75 %     08/15/10     $    952,850
--------                                                                                                              ----------
              Educational Facilities Revenue (0.9%)
   1,000      New York State Dormitory Authority, State University Ser 1993 A.........      5.25       05/15/15          900,780
--------                                                                                                              ----------
              Electric Revenue (1.7%)
   1,750      Swanton, Vermont, Ser 1993..............................................      6.70       12/01/23        1,774,220
--------                                                                                                              ----------
              Hospital Revenue (11.0%)
   2,000      Corona, California, Vista Hospital System Inc Ser 1992 B COPs...........      9.50       07/01/20        2,188,280
   2,000      Dixon, Illinois, Katherine Shaw Bethea Hospital Ser 1990................      9.75       12/01/10        2,158,900
              Illinois Health Facilities Authority,
   1,250       Edward Hospital Refg Ser 1993..........................................      6.00       02/15/19        1,172,425
     670       Hinsdale Hospital Ser 1990 C...........................................      9.50       11/15/19          785,897
              Massachusetts Health & Educational Facilities Authority, Dana Farber
               Cancer Inst
   1,000       Ser G -1...............................................................      6.25       12/01/14        1,004,120
   1,000       Ser G -1...............................................................      6.25       12/01/22          992,120
   1,505      North Central Texas Health Facilities Development Corporation,
               University
               Medical Center Inc Ser 1987............................................      7.75       04/01/17        1,561,678
   2,100      Tarrant County Health Facilities Development Corporation, Texas,
               Community Health Care Foundation Inc Ser 1991..........................      9.875      04/01/01        1,785,000
--------                                                                                                              ----------
  11,525                                                                                                              11,648,420
--------                                                                                                              ----------
              Industrial Development/Pollution Control Revenue (18.1%)
   1,500      Pope County, Arkansas, Arkansas Power & Light Co Ser 1990 (AMT).........      8.00       11/01/20        1,636,785
   1,850      Metropolitan Washington Airports Authority, District of Columbia,
               CaterAir International Corp Ser 1991 (AMT)*............................     10.125      09/01/11        1,939,207
   1,500      Chicago, Illinois, Chicago-O'Hare Intl Airport/American Airlines Inc
               Ser 1990 A (AMT).......................................................      7.875      11/01/25        1,605,630
   3,000      Perry County, Kentucky, T J International Inc Ser 1994 (AMT)............      7.00       06/01/24        3,033,240
   2,500      Port Authority of New York & New Jersey, Continental Airlines Inc &
               Eastern Airlines Inc/LaGuardia Airport 1990 Ser 2 (AMT)**..............      9.125      12/01/15        2,817,525
     500      Beaver County Industrial Development Authority, Pennsylvania, Cleveland
               Electric Illuminating Co Refg Ser 1995.................................      7.625      05/01/25          511,725
   2,000      Brazos River Authority, Texas, Texas Utilities Electric Co 1990 Ser A
               (AMT)..................................................................      8.125      02/01/20        2,216,040
   2,000      Sabine River Authority, Texas, Texas Utilities Electric Co Ser 1990 B
               (AMT)..................................................................      8.25       10/01/20        2,187,300
   3,000      Pittsylvania County Industrial Development Authority, Virginia, Multi
               Trade of Pittsylvania County Ser 1994 A (AMT)..........................      7.45       01/01/09        3,177,810
--------                                                                                                              ----------
  17,850                                                                                                              19,125,262
--------                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

PORTFOLIO OF INVESTMENTS September 30, 1995 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              Mortgage Revenue - Multi-Family (8.6%)
$  1,400      Palm Beach County Housing Authority, Florida, Scattered Sites Ser 1990
               (a)....................................................................      9.75 %     06/01/20     $    658,000
   2,373      Saint Tammany Public Trust Financing Authority, Louisiana, Refg Ser
               1990...................................................................     10.00       10/01/20        2,614,412
              Alexandria Redevelopment & Housing Authority, Virginia, Courthouse
               Commons
   1,760       Ser 1990 A (AMT).......................................................     10.00       01/01/21        1,760,000
  10,795       Ser 1990 B (AMT).......................................................      0.00       01/01/21          872,849
   3,000      Washington Housing Finance Commission, FNMA Collateralized Refg Ser 1990
               A......................................................................      7.50       07/01/23        3,193,980
--------                                                                                                              ----------
  19,328                                                                                                               9,099,241
--------                                                                                                              ----------
              Mortgage Revenue - Single Family (4.4%)
     670      Indiana Housing Finance Authority, GNMA Collateralized 1990 Ser E-2
               (AMT)..................................................................      8.00       01/01/22          715,506
   1,470      Louisiana Housing Finance Agency, GNMA Collateralized Ser 1988 (AMT)....      8.30       11/01/20        1,571,636
   1,775      Ohio Housing Finance Agency, GNMA-Backed 1990 Ser C (AMT)...............      7.85       09/01/21        1,884,145
     515      Pennsylvania Housing Finance Authority, Ser X (AMT).....................      8.15       04/01/24          521,298
--------                                                                                                              ----------
   4,430                                                                                                               4,692,585
--------                                                                                                              ----------
              Nursing & Health Related Facilities Revenue (18.8%)
   2,210      North Miami Health Facilities Authority, Florida, Hallmark Homes for
               Better Living Foundation Inc Ser 1990 A (b)............................     10.50       08/01/20           66,303
   2,305      Champaign, Illinois, Hoosier Care Inc/Champaign Children's Home Ser 1989
               A......................................................................      9.75       08/01/19        2,539,096
   1,450      Winchester, Indiana, Hoosier Care II Inc Ser 1990.......................     10.375      06/01/20        1,546,005
   2,000      Iowa Finance Authority, Mercy Health Initiatives Ser 1989...............      9.95       07/01/19        2,128,320
   1,600      Westside Habilitation Center, Louisiana, Intermediate Care Facility for
               the Mentally Retarded Refg Ser 1993....................................      8.375      10/01/13        1,665,904
   2,200      Massachusetts Health & Educational Facilities Authority, Farren Care
               Center 1990 Ser A......................................................     10.375      06/01/10        2,532,332
   3,075      Massachusetts Industrial Finance Agency, Kennedy-Donovan Center Inc 1990
               Issue..................................................................      9.75       06/01/10        3,319,616
     980      New York State Medical Care Facilities Finance Agency, Mental Health
               1990 Ser B.............................................................      7.875      08/15/08        1,076,089
   2,445      Maury County Health & Educational Facilities Board, Tennessee, Southern
               Healthcare/Heritage Manor of Monteagle, Rogersville & Columbus Ser 1990
               E......................................................................     10.50       03/01/20        2,747,838
   1,965      Hurricane, Utah, Mission Health Service Ser 1990........................     10.50       07/01/20        2,234,852
--------                                                                                                              ----------
  20,230                                                                                                              19,856,355
--------                                                                                                              ----------
              Public Facilities Revenue (4.3%)
   1,000      Nevada County, California, Western Nevada Cnty Solid Waste Mgmt 1991
               COPs...................................................................      7.50       06/01/21        1,012,010
   2,000      George L Smith II World Congress Center Authority, Georgia, Domed
               Stadium Ser 1990 (AMT).................................................      7.875      07/01/20        2,205,780
     780      Angelina County Jail Facilities Financing Corporation, Texas, Criminal
               Detention Center (b)...................................................      9.75       08/01/09          --
   1,268      Newton County, Texas, Detention Phase II COPs...........................      9.875      12/15/11        1,292,927
--------                                                                                                              ----------
   5,048                                                                                                               4,510,717
--------                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

PORTFOLIO OF INVESTMENTS September 30, 1995 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              Retirement & Lifecare Facilities Revenue (7.5%)
$  1,000      Colorado Health Facilities Authority, Liberty Heights 1990 Ser A (b)....     10.00 %     07/01/19     $    500,000
   2,325      Connecticut Development Authority, Seabury Life Care Ser 1991...........     10.00       09/01/16        2,308,516
              Massachusetts Industrial Finance Agency, Pioneer Valley Living Care
               Center
               at Amherst
     135       1990 Issue.............................................................      7.00       10/01/01          122,850
      59       1990 Issue.............................................................      0.00       10/01/20            1,183
   1,500      Charlotte Housing Authority, North Carolina, Merrywood Senior Adult
               Community Ser 1989 A (AMT).............................................      9.75       05/01/19        1,500,000
   1,000      Lorain County, Ohio, Laurel Lakes Ser 1993..............................      7.30       12/15/14        1,014,190
              Chesterfield County Industrial Development Authority, Virginia,
               Brandermill Woods (c)
   3,450       Ser 1991 A.............................................................      6.00       07/01/16        2,415,000
     500       Ser 1991 A.............................................................      0.00       07/01/17           10,000
     500       Ser 1991 A.............................................................      0.00       07/01/18           10,000
     500       Ser 1991 A.............................................................      0.00       07/01/19           10,000
     500       Ser 1991 A.............................................................      0.00       07/01/20           10,000
     500       Ser 1991 A.............................................................      0.00       07/01/21           10,000
--------                                                                                                              ----------
  11,969                                                                                                               7,911,739
--------                                                                                                              ----------
              Tax Allocation (10.5%)
   2,975      Lely Community Development District, Florida, Ser 1991..................      9.00       10/01/11        3,400,693
   1,825      Bradley, Illinois, Bradley North Redev Ser 1990.........................      9.125      01/01/05        1,993,740
   1,000      Bridgeview, Illinois, Refg Ser 1995.....................................      9.00       01/01/11        1,067,420
   1,730      Carol Stream, Illinois, Carol Pointe Ser 1990 B.........................      9.50       01/15/10        1,917,186
     400      Hodgkins, Illinois, Ser 1991............................................      9.50       12/01/09          453,088
   1,958      Muskegon Downtown Development Authority, Michigan, Ser A-1 1989 (d).....      9.75       06/01/18        2,262,969
--------                                                                                                              ----------
   9,888                                                                                                              11,095,096
--------                                                                                                              ----------
              Transportation Facilities Revenue (1.8%)
   1,000      Foothills/Eastern Transportation Corridor Agency, California, Toll Road
               Sr Lien Ser 1995 A.....................................................      6.00       01/01/34          923,040
   1,000      Mid-Bay Bridge Authority, Florida, Sr Lien Crossover Refg Ser 1993 A....      6.00       10/01/13          972,140
--------                                                                                                              ----------
   2,000                                                                                                               1,895,180
--------                                                                                                              ----------
              Other Revenue (1.0%)
   1,000      Virgin Islands Public Finance Authority, Matching Fund Refg Ser 1992
               A......................................................................      7.25       10/01/18        1,058,890
--------                                                                                                              ----------
              Refunded (7.9%)
   2,340      Bedford Park, Illinois, Tax Allocation First Lien Ser 1990..............      9.70       01/01/10        2,855,268
   1,550      Bridgeview, Illinois, Tax Allocation Ser 1991...........................      9.50       01/01/11        1,824,660
   1,600      Hodgkins, Illinois, Tax Allocation Ser 1991.............................      9.50       12/01/09        2,008,624
   1,325      Illinois Health Facilities Authority, Hinsdale Hospital Ser 1990 C......      9.50       11/15/19        1,631,208
--------                                                                                                              ----------
   6,815                                                                                                               8,319,760
--------                                                                                                              ----------
 113,833      TOTAL MUNICIPAL BONDS (Identified Cost $98,847,794)..............................................      102,841,095
--------                                                                                                              ----------


                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

PORTFOLIO OF INVESTMENTS September 30, 1995 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              SHORT-TERM MUNICIPAL OBLIGATION (0.3%)
$    300      Massachusetts, Dedicated Income Tax Ser 1990 B (Demand 10/02/95)
--------       (Identified Cost $300,000).............................................      4.60+%     12/01/97     $    300,000
                                                                                                                      ----------
$114,133      TOTAL INVESTMENTS (Identified Cost $99,147,794)(e).......................................   97.7%      103,141,095
--------
--------
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................  2.3         2,499,420
                                                                                                           ----       ----------
              NET ASSETS...............................................................................  100.0%     $105,640,515
                                                                                                           ----       ----------
                                                                                                           ----       ----------

---------------------

 AMT     Alternative Minimum Tax.
COPs     Certificates of Participation.
  +      Current coupon of variable rate security.
  *      Joint exemption in the District of Columbia and Virginia.
 **      Joint exemption in New York and New Jersey.
 (a)     Bond in default.
 (b)     Bond in default; non-income producing security.
 (c)     Bond restructured.
 (d)     Resale is restricted to qualified institutional investors.
 (e)     The aggregate cost for federal income tax purposes is $99,401,969; the aggregate gross unrealized appreciation is $7,647,948 and the aggregate gross unrealized depreciation is $3,908,822, resulting in net unrealized appreciation of $3,739,126.


                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                         September 30, 1995 (unaudited)

  Arkansas...........  1.6%
  California.........  3.9
  Colorado...........  0.5
  Connecticut........  2.2
  Florida............  4.8
  Georgia............  2.1
  Illinois........... 20.9
  Indiana............  2.2
  Iowa...............  2.0
  Kentucky...........  2.9%
  Louisiana..........  5.5
  Massachusetts......  7.8
  Michigan...........  2.1
  New York...........  2.8
  North Carolina.....  1.4
  Ohio...............  2.7
  Pennsylvania.......  1.0
  Tennessee..........  2.6
  Texas..............  8.6%
  Utah...............  2.1
  Vermont............  1.7
  Virgin Islands.....  1.0
  Virginia...........  7.8
  Washington.........  3.0
  Joint exemption....  4.5
                       ---
  Total.............. 97.7%
                       ---
                       ---

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $99,147,794)...........    $103,141,095
Cash.....................................          73,244
Receivable for:
    Interest.............................       2,485,122
    Investments sold.....................         100,000
Prepaid expenses and other assets........           9,465
                                               ----------
    TOTAL ASSETS.........................     105,808,926
                                               ----------
LIABILITIES:
Payable for:
    Investment advisory fee..............          52,452
    Administration fee...................          31,471
    Shares of beneficial interest
     repurchased.........................          12,420
Accrued expenses and other payables......          72,068
                                               ----------
    TOTAL LIABILITIES....................         168,411
                                               ----------
NET ASSETS:
Paid-in-capital..........................     101,411,903
Net unrealized appreciation..............       3,993,301
Accumulated undistributed net investment
 income..................................       1,737,886
Accumulated net realized loss............      (1,502,575)
                                               ----------
    NET ASSETS...........................    $105,640,515
                                               ----------
                                               ----------
NET ASSET VALUE PER SHARE,
 10,852,006 shares outstanding
 (unlimited shares authorized of $.01 par
 value)..................................           $9.73
                                                     ----
                                                     ----
STATEMENT OF OPERATIONS
For the six months ended September 30, 1995
  (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME..........................    $  4,197,990
                                               ----------
EXPENSES
Investment advisory fee..................         265,262
Administration fee.......................         159,157
Professional fees........................          45,917
Transfer agent fees and expenses.........          22,846
Trustees' fees and expenses..............          14,926
Shareholder reports and notices..........          14,622
Registration fees........................          12,368
Other....................................           8,311
                                               ----------
    TOTAL EXPENSES.......................         543,409
                                               ----------
    NET INVESTMENT INCOME................       3,654,581
                                               ----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain........................         158,907
Net change in unrealized appreciation....         980,381
                                               ----------
    NET GAIN.............................       1,139,288
                                               ----------
NET INCREASE.............................    $  4,793,869
                                               ----------
                                               ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE SIX        FOR THE YEAR
                                                       MONTHS ENDED          ENDED
                                                        SEPTEMBER          MARCH 31,
                                                         30, 1995             1995
---------------------------------------------------------------------------------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.............................     $  3,654,581       $  7,612,577
Net realized gain (loss)..........................          158,907         (1,407,306)
Net change in unrealized
 appreciation/depreciation........................          980,381          3,238,763
                                                         ----------         ----------
    NET INCREASE..................................        4,793,869          9,444,034
                                                         ----------         ----------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.............................       (3,109,794)        (6,612,336)
Net realized gain.................................               --           (816,220)
                                                         ----------         ----------
    TOTAL.........................................       (3,109,794)        (7,428,556)
                                                         ----------         ----------
Net decrease from transactions in shares of
 beneficial interest..............................         (980,826)        (3,993,800)
                                                         ----------         ----------
    TOTAL INCREASE (DECREASE).....................          703,249         (1,978,322)
NET ASSETS:
Beginning of period...............................      104,937,266        106,915,588
                                                         ----------         ----------
    END OF PERIOD
    (Including undistributed net investment income
    of $1,737,886 and $1,193,099, respectively)...     $105,640,515       $104,937,266
                                                         ----------         ----------
                                                         ----------         ----------

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

NOTES TO FINANCIAL STATEMENTS September 30, 1995 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Income Opportunities Trust III (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on February 20, 1990 and commenced operations on April 30, 1990.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis

MUNICIPAL INCOME OPPORTUNITIES TRUST III

NOTES TO FINANCIAL STATEMENTS September 30, 1995 (unaudited) continued

treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Adviser") paid the organizational expenses of the Fund in the amount of $43,103 which have been reimbursed by the Fund for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's average weekly net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Dean Witter Services Company Inc. (the "Administrator"), the Fund pays an administration fee, calculated weekly and payable monthly, by applying the 0.30% to the Fund's average weekly net assets.

Under the terms of the Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended September 30, 1995 aggregated $6,407,940 and $2,309,573, respectively.

MUNICIPAL INCOME OPPORTUNITIES TRUST III

NOTES TO FINANCIAL STATEMENTS September 30, 1995 (unaudited) continued

Dean Witter Trust Company, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent. At September 30, 1995, the Fund had transfer agent fees and expenses payable of approximately $4,600.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended September 30, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,092. At September 30, 1995, the Fund had an accrued pension liability of $52,038 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                   PAR VALUE     CAPITAL PAID
                                                                                                      OF         IN EXCESS OF
                                                                                      SHARES        SHARES        PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, March 31, 1993 and 1994................................................    11,466,006     $114,660      $106,271,869
Treasury shares purchased and retired (weighted average discount 12.68%)*.......      (496,900)      (4,969)       (3,988,831)
                                                                                      --------     --------        ----------
Balance, March 31, 1995.........................................................    10,969,106      109,691       102,283,038
Treasury shares purchased and retired (weighted average discount 13.39%)*.......      (117,100)      (1,171)         (979,655)
                                                                                      --------     --------        ----------
Balance, September 30, 1995.....................................................    10,852,006     $108,520      $101,303,383
                                                                                      --------     --------        ----------
                                                                                      --------     --------        ----------

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At March 31, 1995, the Fund had a net capital loss carryover of approximately $1,407,000 which will be available through March 31, 2003 to offset future capital gains to the extent provided by regulations. As of March 31, 1995, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

MUNICIPAL INCOME OPPORTUNITIES TRUST III

NOTES TO FINANCIAL STATEMENTS September 30, 1995 (unaudited) continued

7. DIVIDENDS

The Fund has declared the following dividends from net investment income:

    DECLARATION         AMOUNT             RECORD               PAYABLE
       DATE            PER SHARE            DATE                  DATE
-------------------    ---------     ------------------    ------------------
September 26, 1995      $0.0475       October 6, 1995       October 20, 1995
 October 31, 1995       $0.055       November 10, 1995     November 24, 1995

8. SELECTED QUARTERLY FINANCIAL DATA

                                                                                                   QUARTERS ENDED
                                                                                        -------------------------------------
                                                                                            9/30/95              6/30/95
                                                                                        ----------------    -----------------
                                                                                                   PER                  PER
                                                                                        TOTAL*    SHARE     TOTAL*     SHARE
                                                                                        ------    ------    -------    ------
Total investment income..............................................................   $2,110     $0.20     $2,088     $0.19
Net investment income................................................................    1,837      0.17      1,818      0.17
Net realized and unrealized gain.....................................................      319      0.03        820      0.08

                                                                                   QUARTERS ENDED
                                                    -----------------------------------------------------------------------------
                                                        3/31/95             12/31/94            9/30/94              6/30/94
                                                    ----------------    ----------------    ----------------    -----------------
                                                               PER                 PER                 PER                  PER
                                                    TOTAL*    SHARE     TOTAL*    SHARE     TOTAL*    SHARE     TOTAL*     SHARE
                                                    ------    ------    ------    ------    ------    ------    -------    ------
Total investment income...........................  $2,388     $0.21    $2,009     $0.18    $2,175     $0.19     $2,147     $0.19
Net investment income.............................   2,106      0.19     1,743      0.15     1,895      0.17      1,869      0.16
Net realized and unrealized gain (loss)...........   4,207      0.39    (1,354)    (0.15)   (1,292)    (0.03)       270      0.03

                                                                                   QUARTERS ENDED
                                                    -----------------------------------------------------------------------------
                                                        3/31/94             12/31/93            9/30/93              6/30/93
                                                    ----------------    ----------------    ----------------    -----------------
                                                               PER                 PER                 PER                  PER
                                                    TOTAL*    SHARE     TOTAL*    SHARE     TOTAL*    SHARE     TOTAL*     SHARE
                                                    ------    ------    ------    ------    ------    ------    -------    ------
Total investment income...........................  $2,041     $0.18    $2,219     $0.19    $2,255     $0.20     $2,243     $0.19
Net investment income.............................   1,723      0.15     1,926      0.17     1,968      0.17      1,959      0.17
Net realized and unrealized gain (loss)...........  (4,195)    (0.36)     (200)    (0.02)    1,843      0.16      2,063      0.18

---------------------
* Amounts in thousands.

MUNICIPAL INCOME OPPORTUNITIES TRUST III

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                         FOR THE
                                                                                                                          PERIOD
                                                     FOR THE                                                              APRIL
                                                       SIX                                                                 30,
                                                      MONTHS                    FOR THE YEAR ENDED                        1990*
                                                      ENDED                          MARCH 31                            THROUGH
                                                     SEPTEMBER         -------------------------------------              MARCH
                                                     30, 1995       1995         1994         1993         1992          31, 1991
---------------------------------------------------------------------------------------------------------------------------------
                                                     (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value,
 beginning of period.............................    $ 9.57        $ 9.32       $ 9.41       $ 9.51       $ 9.44          $ 9.30
                                                      -----         -----        -----        -----        -----           -----
Net investment income............................      0.34          0.67         0.66         0.70         0.73            0.57
Net realized and unrealized gain (loss)..........      0.11          0.24        (0.04)       (0.05)        0.12            0.10
                                                      -----         -----        -----        -----        -----           -----
Total from investment operations.................      0.45          0.91         0.62         0.65         0.85            0.67
                                                      -----         -----        -----        -----        -----           -----
Less dividends and distributions from:
   Net investment income.........................     (0.29)        (0.59)       (0.71)       (0.72)       (0.72)          (0.50)
   Net realized gain.............................        --         (0.07)          --        (0.03)       (0.06)             --
                                                      -----         -----        -----        -----        -----           -----
Total dividends and distributions................     (0.29)        (0.66)       (0.71)       (0.75)       (0.78)          (0.50)
                                                      -----         -----        -----        -----        -----           -----
Offering costs charged against capital...........        --            --           --           --           --           (0.03)
                                                      -----         -----        -----        -----        -----           -----
Net asset value, end of period...................    $ 9.73        $ 9.57       $ 9.32       $ 9.41       $ 9.51          $ 9.44
                                                      -----         -----        -----        -----        -----           -----
                                                      -----                      -----        -----        -----           -----
Market value, end of period......................    $8.375        $ 8.25       $ 8.50       $9.625       $ 9.50          $9.125
                                                      -----         -----        -----        -----        -----           -----
                                                      -----                      -----        -----        -----           -----
TOTAL INVESTMENT RETURN+.........................      5.00%(1)      5.05%       (5.04)%       9.84%       12.84%         (3.49)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................      1.02%(2)      1.05%        1.07%        1.12%        1.14%          1.12%(2)
Net investment income............................      6.89%(2)      7.24%        6.88%        7.37%        7.61%          6.72%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..........    $105,641     $104,937     $106,916     $107,912     $109,326       $107,798
Portfolio turnover rate..........................         2%(1)         6%          12%           3%          11%            10%(1)

---------------------

 *   Commencement of operations.
 +   Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

RESULTS OF ANNUAL MEETING (UNAUDITED)

On October 31, 1995, an annual meeting of the Fund's shareholders was held for the purpose of voting on three separate issues, the results of which were as follows.

(1) ELECTION OF TRUSTEES:

Jack F. Bennett

     For................................................................................   7,831,307
     Withheld...........................................................................     191,250

Michael Bozic

     For................................................................................   7,836,850
     Withheld...........................................................................     185,707

Charles A. Fiumefreddo

     For................................................................................   7,838,507
     Withheld...........................................................................     184,050

The following Trustees were not standing for reelection at this meeting:
Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson, Paul Kolton, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT ADVISORY AGREEMENT:

     For................................................................................   7,641,764
     Against............................................................................     138,510
     Abstain............................................................................     242,283

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

     For................................................................................   7,771,739
     Against............................................................................      63,026
     Abstain............................................................................     187,792

TRUSTEES
-------------------------------------------------
Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-------------------------------------------
Dean Witter Trust Company
Harborside Financial Center-Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISER
-------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048




The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.



Municipal
Income
Opportunities
Trust III







Semiannual Report
September 30, 1995